BECKER VALUE EQUITY FUND

BECKER SMALL CAP VALUE EQUITY FUND

Supplement to the Prospectus dated February 29, 2008

          Effective June 30, 2008, the Small Cap Value Equity Fund has liquidated and is closed. Shares of the Fund are no longer available for purchase or exchange.

          Effective September 1, 2008, Becker Capital Management, Inc., investment advisor to the Becker Value Equity Fund, has contractually agreed to lower the Fund’s expense cap. The advisor has contractually agreed to waive its fee and reimburse certain operating expenses of the Fund, but only to the extent necessary so that net expenses, excluding brokerage fees and commissions, borrowing costs (such as (a) interest expense and (b) dividends on securities sold short), taxes, extraordinary litigation expenses, and any indirect expenses (such as fees and expenses of acquired funds), do not exceed 0.95% of the average daily net assets of the Fund. The contractual agreement is in effect through February 28, 2010. The advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years, providing that the repayment can be made without exceeding the applicable expense limitation. Prior to September 1, 2008, the advisor had contractually agreed to cap expenses at 1.00%.

          The fee table and expense example currently found in the prospectus under the heading “Fees and Expenses of Investing in the Funds” have been restated below to reflect the new, lower expense cap which will take effect on September 1, 2008:

Shareholder Fees

(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Redemption Fee[1,2]	1.00%
Exchange Fee	NONE

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fee	1.00%
Distribution and/or Service (12b-1) Fees	NONE
Other Expenses[3]	0.33%
Fees and Expenses of Acquired Funds[4]	0.08%
Total Annual Fund Operating Expenses[3]	1.41%
Fee Waiver[5]	(0.38%)
Net Expenses[6]	1.03%

1 The Fund is intended for long-term investors. To discourage short-term trading and market timing, which can increase Fund expenses, the Fund charges a 1.00% redemption fee on shares redeemed within 30 calendar days after they are purchased. The Fund may waive this fee for mandatory retirement plans, for systematic withdrawal plans and in certain other circumstances.

[2]	A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.

3 Restated to reflect estimated expenses for the current fiscal year. Estimated expenses include a compliance program services fee, effective October 1, 2007.

4 Fees and Expenses of Acquired Funds represent the pro rata expense indirectly incurred by the Fund as a result of investing in money market funds or other investment companies that have their own expenses. Fees and Expenses of Acquired Funds are not used to calculate the Fund’s net asset value and do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of this Prospectus.

5 Restated to reflect the new, lower expense cap effective September 1, 2008, pursuant to which the advisor has contractually agreed to reduce its management fee and/or pay certain operating expenses of the Fund, but only to the extent necessary so that Net Expenses, excluding brokerage fees and commissions, borrowing costs (such as (a) interest expense and (b) dividends on securities sold short), taxes, extraordinary litigation expenses, and any indirect expenses (such as Fees and Expenses of Acquired Funds), do not exceed 0.95% of the average daily net assets of the Fund. The contractual agreement is in place through February 28, 2010. Prior to September 1, 2008, the advisor had contractually agreed to cap expenses at 1.00%. The advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years, providing that the repayment can be made without exceeding the applicable expense limitation.

6 Restated to reflect the new, lower expense cap effective on September 1, 2008, Net Expenses are calculated as 1.03% of the Fund’s average daily net assets based on the advisor’s agreement to cap certain operating expenses at 0.95%, plus Fees and Expenses of Acquired Funds of 0.08%.

Example:

Based on the costs above, this example helps you compare the expenses of the Fund’s shares to those of other mutual funds. This example assumes the expenses above remain the same and that the expenses were maintained for one year at rates described above. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$108	$380	$717	$1,669

This Supplement supersedes and replaces prior supplements to the Prospectus. This supplement and the Prospectus provide the information a prospective investor should know about the Funds and should be retained for future reference. A Statement of Additional Information, dated February 29, 2008, has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling Shareholder Services at (800) 551-3998.

Supplement dated August 12, 2008